Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, as Chief Financial Officer of the Company, does hereby certify that the foregoing Quarterly Report of Claimsnet.com inc. (the "Company") on Form 10-QSB for the period ending September 30, 2004 (the "Report"):

(1) Fully complies with the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934; and

(2) Fairly presents, in all material respects, the consolidated financial condition and consolidated result of operations of the Company.





/s/ Paul W. Miller
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Paul W. Miller
Chief Financial Officer
October 19, 2004


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.